United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023 (August 18, 2023)

Gardiner Healthcare Acquisitions Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41185	86-2899992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3107 Warrington Road

Shaker Heights, Ohio 44120

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 633-6708

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one redeemable warrant	GDNRU	The Nasdaq Stock Market LLC
Shares of common stock, par value $0.0001 per share	GDNR	The Nasdaq Stock Market LLC
Redeemable warrants	GDNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported in a Form 12b-25 Notification of Late Filing filed with the Securities and Exchange Commission (the “SEC”) by Gardiner Healthcare Acquisitions Corp. (the “Company”) on August 11, 2023, the Company is delayed in filing with the SEC its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”).

On August 18, 2023, the Company received a late filer notification letter (the “Letter”) from the Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that due to the delay in filing the Form 10-Q, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all periodic financial reports with the SEC. The Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market. As stated in the Letter, in accordance with Nasdaq rules, the Company has 60 calendar days (October 17, 2023) to submit a plan to regain compliance and if Nasdaq accepts such plan, Nasdaq can grant an exception of up to 180 calendar days from the Form 10-Q’s due date, or until February 12, 2024, to file the Form 10-Q and regain compliance. If Nasdaq does not accept the plan, the Company will have the opportunity to appeal that decision to a hearings panel.

The Company continues to work diligently to finalize the Form 10-Q and plans to file the Form 10-Q as promptly as possible.

Item 7.01 Regulation FD Disclosure.

On August 28, 2023, Nasdaq informed the Company of an error in the Letter with respect to the deadline to submit a plan to regain compliance, which is October 17, 2023, rather than October 2, 2023, as indicated in the Letter. The Company revised the press release to reflect the correct deadline. The corrected press release, dated August 25, 2023, disclosing the Company’s receipt of the Nasdaq notification letter, is attached as Exhibit 99.1 and is furnished herewith.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K (including Exhibit 99.1 hereto) constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corrected Press Release, dated August 25, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gardiner Healthcare Acquisitions Corp.

Date: August 28, 2023	By:	/s/ Marc F. Pelletier
Name: Marc F. Pelletier
Title: Chief Executive Officer